                                                                    EXHIBIT 10.3


                  TRUST TERMINATION AND DISTRIBUTION AGREEMENT

         This Trust Termination and Distribution Agreement (this "Agreement") is entered into as this 31st day of December 2002, among the Participants in that certain Pannonian Employee Royalty Trust (the "Trust"), Gasco Energy, Inc. ("Gasco"), sole shareholder of Pannonian Energy Inc. ("Pannonian"), and James H. Porter, Trustee.

                                 R E C I T A L S

         WHEREAS, as of March 30, 2001, pursuant to the provisions of The Pannonian Employee Royalty Trust Agreement (the "Trust Agreement") and the related Pannonian Employee Royalty Plan (the "Plan"), Pannonian, as grantor and settlor, purported to form a grantor-trust for the use and benefit of certain individuals who founded Pannonian and certain Pannonian employees;

         WHEREAS, Participants, Gasco, Pannonian and Trustee desire to terminate the Trust and distribute the Trust Estate; and

         WHEREAS, Participants desire to amend and fully supersede the Trust Agreement and in that regard release and waive any rights or claims each of them may possess on account of the amendments and other modifications of the Trust Agreement contained in the Agreement and to provide that in all events and circumstances this Agreement shall control.

         NOW, THEREFORE, Participants, Gasco, Pannonian and Trustee covenant and agree as follows:

         1. RECITALS. The foregoing Recitals are hereby made a part of and included in this Agreement.

         2. DEFINED TERMS. Unless defined herein, capitalized terms shall have the meanings ascribed to them in the Trust Agreement or the Plan.

         3. EFFECTIVE DATE. Pursuant to the provisions of this Agreement, and except as provided herein, Participants and Trustee (a) terminate the Trust; (b) agree that the identity and classification of the Participants; and (c) agree that the inventory of property of the Trust shall be fixed according to the attached Exhibit "A" captioned "Royalty Calculation Summary Final Settlement Terms" dated 31 December 2002, and incorporated herein by this reference ("Final Settlement Terms").

         4. DISTRIBUTION OF TRUST ESTATE. With regard to the distribution of the Trust Estate, reference is made to the attached Final Settlement Terms. Further, any distribution of the Trust Estate shall be subject to the following provisions:

         (a) PARTICIPANTS. Each of the individuals identified in the Final Settlement Terms as a Founding Director or employee of Pannonian is a Participant eligible to receive the corresponding distribution amount appearing opposite the name of such Participant. The parties acknowledge that although the Trust Agreement creates the classification of Participants referred to as "Founding Director or Fixed Participants," there are no Fixed Participants.

         (b) DISTRIBUTION IN-KIND. Notwithstanding any provisions to the contrary appearing in the Trust Agreement or the Plan, each Participant agrees to receive such Participant's distribution amount in the form and substance of an in-kind transfer, assignment and conveyance from the Trustee of an undivided percentage interest in the Trust Estate.

         (c) POST-EFFECTIVE DATE DISTRIBUTIONS. The Participants acknowledge that on account of the nature of the property of the Trust Estate, there may be conveyances occurring after the Effective Date and, in such event, such distributions shall be made in accordance with the provisions of the Final Settlement Terms and this Agreement.

         5. TERMINATION AND DISTRIBUTION EXPENSES. Notwithstanding anything to the contrary appearing in the Trust Agreement or the Plan, all costs, fees and expenses in any way related to the administration of the Trust, termination of the Trust and distribution of the Trust Estate including, but not limited to, attorneys' fees, trustee's fees, documentation preparation fees, landman services, accounting services, etc., shall be for the account of Gasco, and not for time account of the Participant, the Trust or the Trustee.

         6. RESERVATION OF PARTICIPANT'S RIGHTS; RELEASE AND WAIVER. Notwithstanding the following sentence of this Paragraph #6, each of the Participants reserves all rights and remedies available to such Participants under this Agreement including, but not limited to, the provisions of the paragraph of this Agreement captioned "Participant Protection." In further consideration of the covenants, agreements and other undertakings set forth herein, and to induce Trustee to distribute the property of the Trust Estate, upon receipt of Participant's respective distribution amount, each of the Participants, for themselves and their respective heirs, successors and assigns, releases and waives any claims that any of them may have against each other, the Gasco, Pannonian and Trustee on account of or in any way related to the Trust Agreement, the Plan, or the Trust.

         7. PARTICIPANT PROTECTION. As an inducement to each Participant to enter into this Agreement, Gasco, its successors and assigns shall save, indemnify and hold each of the Participants, and their respective heirs, successors amid assigns harmless from any and all obligations, losses, penalties, actions, damages, liabilities, claims, suits, costs and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against such Participant in any way arising out of or relating to the termination of the Trust or the distribution of the Trust Estate to such Participant or on account of Gasco's, Pannonian's or the Trustee's actual or alleged failure to perform the obligations or observe the terms, conditions and other provisions of the Trust Agreement, this Agreement; provided, however, the foregoing shall not apply in the event of gross negligence or willful misconduct on the part of such Participant, their respective heirs, successor and assigns. The obligations contained in this paragraph shall continue in full force and effect notwithstanding the expiration or other termination of this Agreement.

         8. TRUSTEE PROTECTION. As an inducement to Trustee to carry out and complete the actions contemplated by or incidental to this Agreement, Gasco, its successors and assigns shall save, indemnify and hold Trustee his heirs, successors and assigns harmless from any and all obligations, losses, penalties, actions, damages, liabilities, claims, suits, costs and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against such Trustee in any way arising out of or relating to the administration of the Trust, the termination of the Trust or the distribution of the Trust Estate or on account of Gasco's, Pannonian's or Trustee's failure to perform the obligations or observe the terms, conditions and other provisions of this Agreement; provided, however, the foregoing shall not apply in the event of gross negligence or willful misconduct on the Trustee. The obligations contained in this paragraph shall continue in full force and effect notwithstanding the expiration or other termination of this Agreement.

         9. PARTICIPANT COOPERATION. Each Participant will cooperate with reasonable requests of Trustee, Pannonian or Gasco in furnishing any documents, statements, certificates necessary to evidence the termination of the Trust, distribution of the Trust Estate and/or receipt of property pursuant to the provisions of the Final Settlement Terms and this Agreement.

         10. TRUSTEE RESIGNATION; SUCCESSOR TRUSTEE. Unless otherwise agreed, upon receipt by each of the Participant of the interest provided in the Final Settlement Terms, or as of December 31, 2002, whichever occurs first, Trustee will resign. In the event that after such resignation and in connection with winding up the affairs of the Trust or making subsequent distributions of property of the Trust, any officer of Pannonian or Gasco may act as a successor trustee amid in such capacity execute and deliver any conveyancing instrument, other certificate, statement or other similar document including, but not limited to, any tax return as necessary and appropriate to effectuate the intent and purposes of this Agreement.

         11. CONFLICTS. To the extent of any conflict between the provisions of this Agreement and the provisions of the Trust Agreement and the Plan, the provisions of this Agreement shall fully supersede the provisions of the Trust Agreement amid Plan, and the provisions of this Agreement shall control.

         12. AMENDMENTS, MODIFICATIONS. No amendment or other modification or waiver of any provision of this Agreement, nor consent to any deviation by Gasco, Pannonian or Trustee from the provisions of this Agreement, shall be effective unless such amendment or other modification shall be in writing and approved in writing by the Trustee and by seventy-five percent (75%) of the Participants (and without regard to whether such Participant is classified as a Founding Participant, Fixed Participant or Annual Participant). No Participant's interest shall be reduced or changed from the amount identified on the Final Settlement Terms without such Participant's express prior written consent.

         13. FURTHER ASSURANCES. Each Participant, Gasco, Pannonian and the Trustee agrees to and shall execute and deliver or shall cause to be executed and delivered to the requesting party such other documents and instruments and take such other actions as such requesting party may from time to time deem necessary or appropriate to carry out the terms of this Agreement.

         14. SEVERABILITY. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement.

         15. GOVERNING LAW. THIS AGREEMENT INCLUDING THE FINAL SETTLEMENT TERMS AND ANY RELATED STATEMENTS AND CERTIFICATES SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF STATE OF COLORADO.

         16. MULTIPLE COUNTERPARTS. This document may be executed in multiple counterparts, each of which constitute an original, but all of which taken together shall constitute but one in the same document.

         17. COUNTERPART FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or Telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or Telecopier or the fact that any signature was transmitted through the use of a facsimile or Telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Paragraph.

         18. NOTICE. All notices, requests, demands and other communications provided for in this Agreement shall be in writing and mailed or delivered to the applicable party at its address indicated as a part of such party's signature block or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Paragraph. All such notices, requests, demands and other communications shall (i) when mailed, properly addressed and postage prepaid, be deemed given and effective three (3) business days after such communication was deposited in the United States Postal System sent by certified mail, return receipt requested; (ii) when sent by means of a courier, be deemed given and effective upon delivery to a nationally recognized overnight courier, properly addressed, charges prepaid; or (iii) be deemed given and effective when delivered, if personally delivered.

         19. HEADINGS, CAPTIONS. The parties agree that paragraph and other headings or captions are inserted only for ease of reference, shall not be construed as part of this Agreement, and shall have no effect upon the construction or interpretation of any part hereof.

         20. BINDING AGREEMENT. It is understood amid agreed that this Agreement shall be binding upon and shall inure to the benefit of the Participants, Gasco, Pannonian and the Trustee, and the respective heirs, successors and assigns of each of them.

         21. FULL UNDERSTANDING; NO SIDE AGREEMENTS. Each Participant has read amid fully understood the foregoing provisions of this Agreement and acknowledges that this Agreement is executed and delivered solely on the basis of the terms herein and not on the basis of any other representations or warranties, side agreement or similar arrangement amid that Participant has freely and voluntarily executed this Agreement.

         22. ARBITRATION. Any controversy, claim or dispute arising out of, connected with, in any way concerning or relating to this Agreement, the Trust Agreement, the Trust and/or the Plan, or the rights amid obligations of the parties shall, upon the request of any party, be settled by arbitration in accordance with the commercial arbitration rules then obtaining of the American Arbitration Association (or any other form of arbitration acceptable to the parties). Such arbitration shall be held in Denver, Colorado. Each party shall bear the costs and expenses incurred by it in conducting the arbitration and shall pay its proportionate share of the cost of any arbitrator jointly selected by the parties (or their respective arbitrators). The decision made pursuant to such arbitration shall be binding and conclusive on all parties involved; and any judgment upon such decision may be entered in the court of any forum, state or federal, having jurisdiction.

         23. HERINGER INTERESTS. On account of extraordinary services performed by Kevin Heringer in connection with the procurement of, and negotiation of favorable terms with regard to, certain agreements and leases acquired by Pannonian, Pannonian has reserved and has transferred and assigned or will transfer and assign to Kevin Heringer and/or entities affiliated with Kevin Heringer (Kevin Heringer and such entities collectively referred to as "Heringer") certain overriding royalty interests (the "Heringer Interests"), all as more particularly delineated in the Final Settlement Terms. Accordingly, each of the Participants acknowledges and agrees that the Heringer Interests will be deducted before any overriding royalty is allocated to any of the Participants.

         24. GASCO/PANNONIAN CONTINUING OBLIGATIONS. With regard to any overriding royalty interests arising from the production of oil and gas on the acreage described or referred to in the Schedule of Leases and Contracts identified in Schedule 2 to Exhibit "A," which is attached hereto and incorporated herein by this reference, Gasco amid Pannonian are instructed and directed to transfer and assign such royalty interests directly to the individuals listed in the Final Settlement Terms (or the designee of such individual) in the corresponding percentage interests appearing opposite the name of such individual.

         25. PARTICIPANT'S CONTINUING RIGHTS AND INTEREST. With regard to any overriding royalty interests arising from the production of oil and gas on tile acreage described or referred to in the Schedule of Leases and Contracts identified in Schedule 2 to Exhibit "A," which is attached hereto and incorporated herein by this reference, any Participant shall be entitled to enforce directly against Gasco and Pannonian any failure to timely carry out and perform the instruction and directions with regard to any such transfer and assignment of such royalty interests as described in the Section of the Agreement captioned "Gasco/Pannonian Continuing Obligations" or elsewhere in this Agreement. Such Participant, its personal representatives, heirs, successors shall be entitled to recover reasonable attorney's incurred in connection with the enforcement of such rights amid recovery of amounts owed to such Participant.

         26. BINDING AGREEMENT; LEGAL ACTION. In the event that this Agreement is not executed by all of the identified parties by DECEMBER 31, 2002, at the option of Gasco, this Agreement shall be (a) binding and enforceable by and among those participants that have executed this Agreement if at least ninety percent (90%) of the Fixed Participants and at least seventy-five (75%) of the Annual Participants have executed this Agreement; or (b) null and void and of no further force and effect. In the event that this Agreement is determined to be null and void (either on account of an insufficient number of Participants executing this Agreement or at the election of Gasco) then, at the expense of Gasco, either Gasco or the Trustee shall be authorized to proceed by appropriate legal proceedings to seek, among other appropriate relief, an adjudication ordering and decreeing that the Trust Agreement be terminated and a declaration regarding the distribution of the Trust Estate, the eligible distributees and the amount of property to be distributed to each such distributee.

                   [BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this Agreement is executed and effective as of the date first above written or, as applicable, effective as of the Effective Date.



Signed /s/ Marc A. Bruner
      --------------------------------------
         Marc A. Bruner
         Blauenweg 29
         4116 Metzerlen
         Switzerland


Signed /s/ Mark A. Erickson
      --------------------------------------
         Mark A. Erickson
         1135 East Kistler Ct.
         Highlands Ranch, CO 80126


Signed /s/ Howard O. Sharpe
      --------------------------------------
         Howard O. Sharpe
         9357 South Prairie View Dr.
         Highlands Ranch, CO 80126


Signed /s/ Thomas G. Fails
      --------------------------------------
         Thomas G. Fails
         965 South Monroe St.
         Denver, CO 80209


Signed /s/ Dawne F. Meyer
      --------------------------------------
         Dawne F. Meyer
         3941 Mount Olympus Way
         Salt Lake City, UT 84124


Signed /s/ Mr. Paul Hayes
      --------------------------------------
         Mr. Paul Hayes
         209 Middle Ridge Road
         P.O. Box 410
         Stratton Mountain, VT 05155


Signed /s/ Robin Dean
      --------------------------------------
         Robin Dean
         401 Leyden St.
         Denver, CO 80220

PANNONIAN ENERGY INC.



By:  /s/ Michael Decker
   -----------------------------------------
         Michael Decker
         Executive V.P. & COO


Address: 14 Inverness Drive East Suite H-234
         Englewood, Colorado 80111


GASCO ENERGY, INC.



By:  /s/ King Grant
   -----------------------------------------
         King Grant, CFO

Address: 14 Inverness Drive East Suite H-234
         Englewood, Colorado 80111


JAMES H. PORTER, TRUSTEE
PANNONIAN EMPLOYEE ROYALTY TRUST


     /s/ James H. Porter
--------------------------------------------
         James H. Porter, Trustee

Address: 4076 N. Lazy K Drive
         Castle Rock, Colorado 80104

                                    EXHIBIT A
                           ROYALTY CALCULATION SUMMARY
                             Final Settlement Terms
                                31 December 2002
                       Attached to and made a part of the
                              Trust Termination and
                             Distribution Agreement

Unless defined herein, capitalized terms shall have the meaning given them in the Trust Termination and Distribution Agreement, dated as of December 31, 2002 (the "Agreement").

All overriding royalty interests owned of record by the Pannonian Employee Royalty Trust (defined herein and in the Agreement as the "Trust") or to which the Trust is entitled as a result of agreements in force, identified in the attached Schedule 2, at the date hereof shall be divided and assigned to the persons and in the amounts shown in Tables 1 through 5, below.

Generally, the Founding Participants (indicated by an asterisk (*) receive 33% of each such overriding royalty. In Utah, however, Kevin Heringer, who is not a Participant under the Trust, receives 25% of the total overriding royalty reserved by Pannonian on any lease earned from Shenandoah and Pendragon and 12.5% of any overriding royalty reserved by Pannonian on the specific leases identified in the attached Schedule 1. The Heringer Interests are deducted before any overriding royalty is allocated to any other person, including the Founding Directors.

After the percentage share of the Heringer Interests of each overriding royalty has been deducted, the remainder of each overriding royalty is allocated among the Founding Participants and the Annual Participants identified below, that is, Marc Bruner, Mark Erickson, Howard Sharpe and Robin Dean, generally in proportion to their compensation during July 2002. Specifically, the concerned overriding royalties will be assigned and distributed in accordance with the following five tables:

TABLE 1:
OKLAHOMA OVERRIDING ROYALTIES

                                   FOUNDING
                                 PARTICIPANTS        COMPENSATION
PARTICIPANTS                        SHARE               SHARE        TOTAL SHARE
Marc Bruner*                       05.5000%            10.8958%        16.3981%
Mark Erickson*                     05.5000%            11.1409%        16.6410%
Howard Sharpe*                     05.5000%            05.7203%        11.2203%
Tom Fails*                         05.5000%            00.0000%        05.5000%
Dawne Meyer*                       05.5000%            00.0000%        05.5000%
Paul Hayes*                        05.5000%            00.0000%        05.5000%
Robin Dean                         00.0000%            04.6789%        04.6789%

TABLE 2:
UTAH OVERRIDING ROYALTIES, EXCEPT THE OVERRIDING ROYALTIES SPECIFICALLY SUBJECT TO TABLES 3 AND 4

                                   FOUNDING
                                 PARTICIPANTS        COMPENSATION
PARTICIPANTS                        SHARE               SHARE        TOTAL SHARE
Marc Bruner*                       05.5000%            10.8958%        16.3981%
Mark Erickson*                     05.5000%            11.1409%        16.6410%
Howard Sharpe*                     05.5000%            05.7203%        11.2203%
Tom Fails*                         05.5000%            00.0000%        05.5000%
Dawne Meyer*                       05.5000%            00.0000%        05.5000%
Paul Hayes*                        05.5000%            00.0000%        05.5000%
Robin Dean                         00.0000%            04.6789%        04.6789%

TABLE 3:
OVERRIDING ROYALTIES ON SHENANDOAH/PENDRAGON LEASES THAT HAVE BEEN ASSIGNED TO PANNONIAN ENERGY INC. AT THE DATE HEREOF AND ON LEASES TO BE EARNED OR ASSIGNED UNDER THE SHENANDOAH/PENDRAGON AGREEMENT DATED SEPTEMBER 12, 2000

HERINGER INTEREST                                                       25%

                                   FOUNDING
                                 PARTICIPANTS        COMPENSATION
PARTICIPANTS                        SHARE               SHARE        TOTAL SHARE
Marc Bruner*                       04.1250%            08.1719%        12.2969%
Mark Erickson*                     04.1250%            08.3557%        12.4807%
Howard Sharpe*                     04.1250%            04.2902%        08.4152%
Tom Fails*                         04.1250%            00.0000%        04.1250%
Dawne Meyers*                      04.1250%            00.0000%        04.1250%
Paul Hayes*                        04.1250%            00.0000%        04.1250%
Robin Dean                         00.0000%            03.5092%        03.5092%

TABLE 4:
OVERRIDING ROYALTIES ON LEASES SPECIFICALLY IDENTIFIED IN SCHEDULE 1 TO THIS EXHIBIT "A"

HERINGER INTEREST                                                       12.5%

                                   FOUNDING
                                 PARTICIPANTS        COMPENSATION
PARTICIPANTS                        SHARE               SHARE        TOTAL SHARE
Marc Bruner*                       04.8125%            09.5338%        14.3463%
Mark Erickson*                     04.8125%            09.7483%        14.5608%
Howard Sharpe*                     04.8125%            05.0052%        09.8177%
Tom Fails*                         04.8125%            00.0000%        04.8125%
Dawne Meycr*                       04.8125%            00.0000%        04.8125%
Paul Hayes*                        04.8125%            00.0000%        04.8125%
Robin Dean                         00.0000%            04.0941%        04.0941%

TABLE 5
WYOMING OVERRIDING ROYALTIES

                                   FOUNDING
                                 PARTICIPANTS        COMPENSATION
PARTICIPANTS                        SHARE               SHARE        TOTAL SHARE
Marc Bruner*                       05.5000%            10.8958%        16.3981%
Mark Erickson*                     05.5000%            11.1409%        16.6410%
Howard Sharpe*                     05.5000%            05.7203%        11.2203%
Tom Fails*                         05.5000%            00.0000%        05.5000%
Dawne Meyer*                       05.5000%            00.0000%        05.5000%
Paul Hayes*                        05.5000%            00.0000%        05.5000%
Robin Dean                         00.0000%            04.6789%        04.6789%

                                   SCHEDULE 1
                                 TO EXHIBIT "A"

         Attached to and made a part of the Pannonian Royalty Trust Final Settlement Terms.

LEASES
                    DESCRIPTION                       EXPIRATION    ACRES
                                                      DATE
USA-UTU 76818       T9S-R18E                          1/1/08        320.00
                    --------
                    Sec 33:  S/2

USA-UTU 76489       T9S-RI9E                          6/30/07       1,136.80 Sec
                    --------
                    Sec 27: Lots 10-14, SW, S2SE
                    31: ALL
                    Sec 33: Lots 5,6,13,14
                    Sec 35: NENE

* State ML-48266    T9S-R19E                          6/15/09       640.00
                    --------
                    Sec 16: ALL

* USA-UTU 78433     T9S-R19E                          6/30/09       996.37
                    Sec 21: N2,N2S2
                    Sec 22: N2, N2SW, NWSE, Lot 2


USA-UTU 76490       T10S-R19E                         6/30/07       1005.02
                    ---------
                    Sec 4: Lots 1,2
                    Sec 5: Lots 1-8
                    Sec 6: Lots 1-4, NW, N2SW
                    Sec 7: Lots l-4
                    Sec 8: Lots 1-4, N2NE
                    Sec 9: Lots 1-4

USA-UTU 76033       T9S-R19E                          12/31/06      600.00
                    --------
                    Sec 19:  N2, SW,
                    N2SE, SWSE


USA-UTU 76034       T9S-R19E                          12/31/06      280.00
                    --------
                    Sec 29: SWNE, E2NW, SE


USA-UTU 76262       T9S-R1 9E                         3/31/07       900.18
                    ---------
                    Sec 21: LOTS 1,2, S2SW
                    Sec 22: SWSW
                    Sec 28: LOTS 5-14, NESE
                    Sec 29: N2N3, SENE, W2NW, SW

                                   SCHEDULE 2
                                 TO EXHIBIT "A"

                               EXISTING AGREEMENTS

         Attached to and made a part of the Pannonian Royalty Trust Final Settlement Terms.

         1. The Purchase and Sale Agreement between Gilman A. Hill and Pannonian Energy dated 26 January 2001.

         2. The Acquisition Agreement between Phillips Petroleum Company and Pannonian Energy Inc., dated 18 December, 2000 (as supplemented).

         3. Farmout Agreement by and between Phillips Petroleum Company and Gasco Energy Inc. dated 24 July 2002 but effective 23 January 2002.

         4. Farmout Agreement by and between Phillips Petroleum Company and Gasco Energy Inc. entered into and effective 1 September 2002.

         5. The Exploration and Development Agreement by and between the State of Utah and Pannonian Energy Inc., signed by the State of Utah on 17 April, 2001. (Gate Canyon).

         6. The ElPaso Farmout agreement by and between Pannonian Energy Inc. and ElPaso Production Oil and Gas Co. et al, dated 1 August 2002.

         7. The Agreement by and between Sapient Energy Corp. and Pannonian Energy Inc. dated 2 April 2001.

         8. The Agreement and Plan of Merger made and entered into the 29th day of June, 2001 by and among Gasco Energy, Inc. and LTM Energy Corporation and all shareholders of LTM Energy Corporation.